UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 13, 2017

FLITWAYS TECHNOLOGY, INC.

NEVADA	000-55316	47-2489112
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Corporate Point, Suite 300

Culver City, CA  90230

(Address of principal executive offices)

(855) 710-0915

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act of 1933 (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company

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If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 8.01 OTHER EVENTS

On June 13, 2017, the Company issued a press release with regard to the Company’s operational progress and unusual stock price movement.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b)

Exhibits

99.1

Press Release dated June 13, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2017	FLITWAYS TECHNOLOGY, INC. By: /s/ Tobi Mac Aro President

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